EXHIBIT 1


PRINCIPAL OFFICERS AND DIRECTORS OF
THE HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                        Title

Henry L. Hillman                        Chairman of the Executive
2000 Grant Building                     Committee and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                      Chairman of the Board and
2000 Grant Building                     Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                      President, Chief Executive
2000 Grant Building                     Officer and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III                 Vice President, Secretary,
1900 Grant Building                     General Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                          Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                     Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                          Vice President - Personnel and
2000 Grant Building                     Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                     Vice President - Investments and
2000 Grant Building                     Director
Pittsburgh, Pennsylvania 15219

John W. Hall                            Vice President - Accounting and
1800 Grant Building                     Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                       Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                        Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                       Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                 Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                       Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                      Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Mary Black Strong                       Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                   Vice President, Associate General
1900 Grant Building                     Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley                           Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                          Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                        Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Juliet Hillman Simonds                  Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

Lawrence M. Wagner                      President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                          Vice President, Chief Financial
824 Market Street, Suite 900            Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                         Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Andrew H. McQuarrie                     Vice President
824 Market Street, Suite 900
Wilmington, Delaware 19801

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900            Assistant Secretary
Wilmington, Delaware 19801

H. Vaughan Blaxter, III                 Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                 Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                          Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                         Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, III                   Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

Lawrence M. Wagner                      President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                          Vice President, Chief Financial
824 Market Street, Suite 900            Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                         Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Andrew H. McQuarrie                     Vice President
824 Market Street, Suite 900
Wilmington, Delaware 19801

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900            Assistant Secretary
Wilmington, Delaware 19801

Marian F. Dietrich                      Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                 Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                          Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                         Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, III                   Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INTERSTATE CORPORATION, ALL OF WHOM ARE U.S. CITIZENS

Lawrence M. Wagner                      President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                          Vice President, Chief Financial
824 Market Street, Suite 900            Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                         Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Andrew H. McQuarrie                     Vice President
824 Market Street, Suite 900
Wilmington, Delaware 19801

Richard H. Brown                        Assistant Vice President and
824 Market Street, Suite 900            Assistant Secretary
Wilmington, Delaware 19801

H. Vaughan Blaxter, III                 Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                 Assistant Secretary and
2000 Grant Building                     Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                          Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                         Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Russell W. Ayres, III                   Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219


GENERAL PARTNERS OF: MEDICUS VENTURE PARTNERS 1992, A CALIFORNIA
LIMITED PARTNERSHIP, MEDICUS VENTURE PARTNERS 1991, A CALIFORNIA
LIMITED PARTNERSHIP, MEDICUS VENTURE PARTNERS 1990, A CALIFORNIA
LIMITED PARTNERSHIP, MEDICUS VENTURE PARTNERS 1989, A CALIFORNIA
LIMITED PARTNERSHIP, ALL OF WHICH WERE ORGANIZED IN THE U.S.

Hillman/Chesapeake Limited Partnership
824 Market Street, Suite 900
Wilmington, Delaware 19801

Medicus Management Partners
2180 Sand Hill Road
Suite 400
Menlo Park, California 94025


GENERAL PARTNER OF HILLMAN/CHESAPEAKE LIMITED PARTNERSHIP, WHICH
WAS ORGANIZED IN THE U.S.

Wilmington Interstate Corporation.
824 Market Street, Suite 900
Wilmington, Delaware 19801


GENERAL PARTNERS OF MEDICUS MANAGEMENT PARTNERS ALL OF WHOM ARE
U.S. CITIZENS

Frederick J. Dotzler
2180 Sand Hill Road
Suite 400
Menlo Park, California 94025

John Reher
2180 Sand Hill Road
Suite 400
Menlo Park, California 94025

TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A TRUST
DATED NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219


TRUSTEES OF THE 1976 JLHS TRUST DATED 12/30/76, THE 1976 AHF TRUST DATED
12/30/76, THE 1976 HLH TRUST DATED 12/30/76 AND THE 1976 WTH TRUST DATED
12/30/76 ALL OF WHOM ARE U.S. CITIZENS

Thomas G. Bigley
One Oxford Centre
28th Floor
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219
